FIRST AMENDMENT
                               TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT made and entered into this 24th day of JAN 01, by and between Brobel GP, successor in interest to Belz Investco GP, as Landlord, and Riddell Sports, Inc. as Tenant.

     WHEREAS, Tenant has previously executed a Lease Agreement for 205,277 square feet of space located at 3131 Appling Road, Bartlett, Tennessee, which Lease Agreement was dated August 22. 2000, which Lease Agreement is hereinafter referred to as the "Lease;" and

     WHEREAS, the parties desire to amend the Lease in order to reflect their agreement as to certain provisions contained therein.

     NOW, THEREFORE, IN CONSIDERATION of mutual covenants contained herein the parties hereto Agree as follows:

     1. As of January 1, 2001, Part 3 of the Lease, Rent, Taxes and Insurance, is hereby amended to reflect, that the Base Rental for the Premises shall be increased by $13,685.13 monthly such that Me total monthly Base Rental shall be $82,110.80. The Base Rental for years 5 through 10 shall be increased by $13,685.13 per month such that the total monthly Base Rental for years 5 through 10 shall be $86,216.33.

     2. Part 7 of this Lease Agreement, "Option to Renew", shall be amended to increase the Base Rental to $5.29 per square foot for the additional term,

     3. Except as expressly modified hereby, all terms and conditions of the Lease are ratified and shall remain in effect.

     IN WITNESS WHEREOF, the above named Landlord and Tenant have executed this and three (3) other original instruments of identical tenure and date on the date and year set forth hereinabove.

LANDLORD: BROBEL GP
By: Belz Investco GP, its Managing Partner
By: URCO, Inc., Its Managing Partner



By: /s/ Irvin S. Skopp, Vice President
    ----------------------------------
    Irvin S. Skopp, Vice President


By: /s/ Morris I. Thomas
    ----------------------------------
    Morris I. Thomas, Vice President

TENANT: RIDDELL SPORTS INC.


By: /s/  Jeff Webb
    ----------------------------------
    Jeff Webb, Chief Operating Officer